Guillermo Garcia-Manero, MD1, Jesus G. Berdeja, MD2, Rami S. Komrokji, MD3, James Essell, MD4, Roger M. Lyons, MD5, Michael Maris, MD6, Amy E. DeZern, MD, MHS7, Mikkael A. Sekeres, MD, MS8 and Gail J Roboz, MD9 1Department of Leukemia, The University of Texas M.D. Anderson Cancer Center, Houston, TX, Houston, TX; 2Sarah Cannon Research Institute, Nashville, TN; 3H. Lee Moffitt Cancer Center, Tampa, FL; 4Oncology/Hematology Care, Cincinnati, OH; 5Cancer Care Center of South Texas, San Antonio, TX; 6Colorado Blood Cancer Institute, Denver, CO; 7Sidney Kimmel Comprehensive Cancer Center, Johns Hopkins University, Baltimore, MD; 8Leukemia Program, Cleveland Clinic, Cleveland, OH; 9Joan and Sanford I. Weill Department of Medicine, Weill Cornell Medical College, New York, NY Abstract #911 A Randomized, Placebo-Controlled, Phase II Study of Pracinostat in Combination with Azacitidine (AZA) in Patients with Previously Untreated Myelodysplastic Syndrome (MDS) Exhibit 99.2

Aza + Pracinostat in MDS: Introduction Combination studies with HDAC inhibitors plus HMA has the potential to improve outcomes in MDS Pracinostat is a potent hydroxamic acid based oral HDAC inhibitor selective for class I, II and IV isoforms A pilot study of Pracinostat in combination with azacitidine (AZA) in higher risk MDS showed a CR/CRi rate of 89%1 This study was designed to assess clinical activity of this combination in multi-center environment 1 Quintás-Cardama et al. ASH 2012: Abstract 3821

Intermediate Risk-2 or High Risk MDS Patients Previously Untreated w/ HMA Pracinostat + Azacitidine Placebo + Azacitidine Aza + Pracinostat in MDS: Study Design 102 evaluable patients: one-to-one randomization Primary analysis population defined as all randomized and treated patients Randomization stratified by IPSS risk group with a planned sample size of 100 24 sites in the U.S. activated, 19 sites enrolled patients FPI: June 17, 2013; LPI: Aug 29, 2014

Aza + Pracinostat in MDS: Study Design Primary endpoint: Confirmed CR within 6 cycles, based on IWG criteria (Cheson 2006) CR rates calculated for each group with 95% CI’s and compared using Chi-square testing BMBx and aspirate as well as a CBC with differential were required at the end of Cycles 2 and 6 CBC with differential was required for confirmation of CR or PR Cycle Day 1, 8 weeks following the initial report of response Secondary endpoints: ORR, HI, clinical benefit rate, duration of response, PFS, rate of leukemic transformation, OS, safety & tolerability Time-to-event secondary endpoints (PFS, EFS, OS) analyzed by Kaplan-Meier and hazard ratios calculated

Aza + Pracinostat in MDS: Inclusion Criteria Age ≥18 years Morphological diagnosis of MDS (any FAB subtype that is classified as intermediate 2 (1.5 to 2.0 points) or high risk (≥2.5 points) according to IPSS Previously untreated with hypomethylating agents Peripheral WBC count of <20,000 /μL ECOG Performance status ≤2 Adequate organ function

Aza + Pracinostat in MDS: Exclusion Criteria Received the following prior to administration of study treatment Investigational agent within 14 days or 5 half-lives Hydroxyurea within 48 hours prior to first study treatment Hematopoietic growth factors at least 7 days prior Treatment with the HDAC inhibitors Cardiopulmonary function abnormalities Current unstable arrhythmia requiring treatment History of symptomatic congestive heart failure History of myocardial infarction within 6 months of enrollment Current unstable angina Evidence of central nervous system involvement GI tract disease, causing the inability to take oral medication Active infection with human immunodeficiency virus or hep B or C Presence of a malignant disease within the last 12 months

Aza + Pracinostat in MDS: Treatment Regimen Azacitidine: 75 mg/m2 7 days I.V./sq every 28 days Pracinostat or placebo P.O., 60 mg 3 days/week for 3 weeks Cycles repeated every 28 days until disease progression, lack of benefit, or intolerance

Study Status Number of Sites 19 Number of Patients Enrolled 102 FPI 17-Jun-2013 LPI 29-Aug-2014 Last Patient Completed 11-May-2015 Aza + Pracinostat in MDS: Study Status

Azacitidine + Pracinostat n=(51) Azacitidine + Placebo (n=51) Age 70 (26-90) 69 (43-83) Gender (male/female) 32/19 38/13 ECOG 0 16 18 1 31 28 IPSS @ baseline Int-2 34 34 High Risk 17 17 FAB RAEB (-1/-2) 36 (12/21) 36(8/28) RAEB-T 6 2 CMML 3 5 Aza + Pracinostat in MDS: Patient Characteristics

Pracinostat + Azacitidine (n=51) Pracinostat + Placebo (n=51) WBC (x 109/L) Median 2.3 2.5 Min-max 1 – 15 1 – 47 Hemoglobin (g/dL) Median 9.2 9.2 Min-max 7 – 13 7 – 13 Platelets (x 109/L) Median 39.0 53.5 Min-max 2 – 1370 15 – 701 Peripheral Blasts (%) Median 0.0 0.0 Min-max 0 – 12 0 – 33 Serum Creatinine (mg/dL) Median 1.0 0.9 Min-max 0 – 2 1 – 2 Total Bilirubin (mg/dL) Median 0.7 0.7 Min-max 0 – 2 0 – 1 Aza + Pracinostat in MDS: Patient Characteristics

All Grades ≥ Grade 3 Pracinostat Placebo Pracinostat Placebo Hematologic 77% 63% 77% 59% Anemia 31% 39% 20% 33% Febrile Neutropenia 33% 18% 33% 18% Neutropenia 45% 33% 45% 33% Thrombocytopenia 49% 29% 47% 26% Non-Hematologic Nausea 69% 57% 4% 2% Fatigue 55% 51% 24% 0% Constipation 53% 53% 2% 2% Vomiting 47% 33% 4% 2% Dyspnoea 43% 29% 8% 0% Diarrhoea 39% 33% 4% 2% Peripheral Oedema 43% 24% 4% 0% Dizziness 37% 29% 4% 2% Pyrexia 26% 28% 4% 0% Cough 22% 31% 0% 0% Decreased Appetite 33% 22% 0% 0% Myalgia 20% 14% 2% 2% Dehydration 24% 12% 8% 0% Pneumonia 18% 14% 16% 10% Headache 20% 18%z 0% 0% QTc Prolongation 2% 2% 0% 0% Aza + Pracinostat in MDS: Adverse Events (>10%)

PRACINOSTAT / PLACEBO AZACITIDINE Pracinostat Placebo Pracinostat Placebo Drug Withdrawn 18% 8% 2% 2% Dose Reduced 10% 6% 18% 6% Dose Interrupted 63% 69% 69% 69% Aza + Pracinostat in MDS: Summary of Dose Modifications by Treatment Arm

Pracinostat Placebo CR, within 180 days 18% 33% Best Response Complete Remission 20% 33% Partial Remission 0% 0% Marrow CR 28% 22% Stable Disease 26% 29% Progressive Disease 6% 6% Not evaluable 22% 10% Aza + Pracinostat in MDS: Summary of Response Azacitidine

RESPONSE Pracinostat Placebo Hematological improvement 35% 55% Erythroid response (HI – E) 28% 45% Platelet response (HI – P) 31% 53% Neutrophil response (HI – N) 26% 39% Clinical benefit rate (CR + PR + HI + mCR) 53% 63% Cytogenetic response 42% 55% Cytogenetic CR 24% 29% Cytogenetic PR 18% 26% Aza + Pracinostat in MDS: Summary of Response

Aza + Pracinostat in MDS: Overall Survival Median Follow Up = 15.4 months One Year Survival: Pracinostat = 57.1% Placebo = 57.4% HR =1.21

Aza + Pracinostat in MDS: Progression Free Survival HR = 0.93

Aza + Pracinostat in MDS: Duration of Response HR = 0.64

Sensitivity analyses suggest that patients that tolerate treatment with Pracinostat plus azacitidine for > 4 cycles appear to derive benefit compared to azacitidine alone Aza + Pracinostat in MDS: Exploratory Sensitivity Analyses

Aza+ Pracinostat in MDS: OS For Patients On Study For 4 or More Cycles HR = 0.59

Aza+Pracinostat in MDS: DR For Patients On Study For 4 or More Cycles HR = 0.59 HR = 0.48

SWOG S1117 Azacitidine (n=92) Vorinostat + Azacitidine (n=91) CR rate 24% 15% Off Tx due to adverse events 9% 24% On Tx > 6 months (median) Relapse-free survival: 7 months Relapse-free survival: 13 months (P = .11) MEI-003 vs. North American Intergroup Randomized Phase 2 MDS Study (SWOG S1117)1 1 Sekeres et al. ASH 2014: LBA - 5 MEI-003 Azacitidine (n=51) Pracinostat + Azacitidine (n=51) CR rate 33% 20% Off Tx due to adverse events 10% 26% On Tx > 4 cycles (n=54) HRs: OS=0.59, DR=0.48, PFS=0.37

Aza + Pracinostat in MDS: Conclusions Pracinostat failed to improve the clinical effectiveness of AZA in this population of higher risk MDS Pracinostat resulted in more toxicity when added to AZA Grade 3 Fatigue, 24% vs. 0% Febrile Neutropenia, 33% vs.18% Thrombocytopenia, 47% vs. 26% This toxicity led to more, and earlier, drug discontinuation in the Pracinostat group Drug discontinuations for adverse events, 26% vs 10% Not evaluable for response, 22% vs 10% Exploratory analyses suggest that patients able to tolerate Pracinostat for at least 4 cycles may derive benefit Need consider alternative doses/schedules

Acknowledgements We would like to acknowledge the assistance of the MDS Consortium This work was supported by MEI Pharma, Inc.